UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 23, 2025
Date of Report (Date of earliest event reported)

1-13948
(Commission file number)
MATIV HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware		62-1612879
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)

100 Kimball Place,	Suite 600
Alpharetta,	Georgia	30009
(Address of principal executive offices)		(Zip Code)

1-770-569-4229
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	MATV	New York Stock Exchange

☐  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Human Resources and Communications Officer

On Friday, May 23, 2025, Mativ Holdings, Inc. (the “Company”) announced that Michael W. Rickheim, the Company’s Chief Human Resources and Communications Officers, would depart from the Company, effective as of June 1, 2025 (the “Effective Date”). For purposes of the Mativ Holdings, Inc. Executive Severance Plan (the “Executive Severance Plan”), Mr. Rickheim’s departure will be treated as an involuntary termination without “cause”, and he will be entitled to receive the severance benefits described under the caption “Termination that Does Not Qualify as a Change of Control Termination” in the Company’s Form 8-K, filed with the Securities and Exchange Commission on June 10, 2024.

In addition, in connection with his departure, the Company and Mr. Rickheim have entered into a Separation Agreement and General Waiver and Release (the “Separation Agreement”) confirming the severance benefits and post-termination obligations pursuant to the Executive Severance Plan and the awards governing his outstanding equity awards, which includes a customary release of claims. The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

One-Time Retention Awards
On Friday, May 23, 2025 (the “Grant Date”), the executive officers of the Company listed below were granted shares of restricted stock as set forth in the table below. All of the shares will vest on the second anniversary of the Grant Date, subject to each executive’s continued employment with the Company. The restricted stock grants are one-time awards to maximize the retention of the executives.

Name and Title	One-Time Award (shares of restricted stock)
Ryan Elwart, Group President	94,828
Mark W. Johnson, Chief Legal and Administrative Officer and Corporate Secretary	89,655

Item 9.01. Financial Statements and Exhibits.

10.1+	Separation Agreement and General Waiver and Release, dated May 23, 2025, by and between the Company and Michael W. Rickheim.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Indicates management compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mativ Holdings, Inc.
(Registrant)

By:	/s/ Mark W. Johnson
Name:	Mark W. Johnson
Title:	Chief Legal and Administrative Officer and Corporate Secretary
Date:	May 23, 2025